UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 23, 2012
Date of Report (Date of earliest event reported)

AGENUS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Agenus’ Form 8-K filed today at approximately 9:30 AM (the “Prior Form 8-K”) was an incorrect version of the intended filing.  This Form 8-K/A corrects and supersedes the Prior Form 8-K.

Item 8.01	Other events

Agenus Inc. announced today that it has initiated a Phase 2 randomized, double-blind, multicenter study of HerpV, a recombinant “off-the-shelf” therapeutic vaccine candidate for the treatment of genital herpes in Herpes Simplex Virus 2 (HSV-2) positive subjects.  HerpV contains Agenus’ QS-21 Stimulon®* adjuvant, which is currently being studied in 17 additional clinical programs.  The study designated as protocol C-400-02 will enroll 75 HSV-2 positive subjects who have a history of frequent disease recurrences. The study will test the efficacy of the HerpV vaccine as measured by effect on genital viral shedding.

The full text of the press release issued in connection with the announcement is being filed as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

                      99.1     Press Release dated October 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC.

Date: October 23, 2012	By: /s/ Garo H. Armen
Garo H. Armen Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 23, 2012